SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 30, 2002

                                   AT&T CORP.

               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

               1-1105                              13-4924710

      (Commission File Number)         (IRS Employer Identification No.)


      900 Routes 202-206 North                       07921
       Bedminster, New Jersey

                                                   (Zip Code)
   (Address of Principal Executive
              Offices)


       Registrant's telephone number, including area code: (908) 221-2000


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)




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ITEM 5.     OTHER EVENTS.


      On October 30, 2002, AT&T Corp. issued a press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      (c)   Exhibits.


       Exhibit 99.1 Press Release, dated October 30, 2002.







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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 30, 2002                            AT&T CORP.
                                                  (Registrant)



                                      By: /s/ Robert S. Feit
                                         ----------------------------------
                                          Name:  Robert S. Feit
                                          Title:  Vice President--Law and
                                                  Secretary




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                                  EXHIBIT INDEX



      99.1        Press Release, dated October 30, 2002.